PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred offering costs		$ 310
Prepaid research and development expenses	$ 1,543	1,044
Prepaid rent expenses	78	65
Prepaid insurance expenses	1,934	1
Other prepaid expenses and current assets	525	78
Total prepaid expenses & other current assets	$ 4,080	$ 1,498	$ 9